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                                                                  Exhibit 10-k-5


                                            ***TEXT OMITTED AND FILED SEPARATELY
                                                CONFIDENTIAL TREATMENT REQUESTED
                            UNDER 17 C.F.R. SECTIONS 200.80(b) (4) AND 240.24b-2


                               AMENDMENT NO. 4 TO
                    CAPACITY & RESERVATION DEPOSIT AGREEMENT

      THIS AMENDMENT NO. 4 TO THE CAPACITY & RESERVATION DEPOSIT AGREEMENT ("AMENDMENT NO. 4") amends and supplements the Capacity & Reservation Deposit Agreement (the "CAPACITY AGREEMENT") and is made and entered into by and between Conexant Systems, Inc., a Delaware corporation ("CONEXANT") and UMC USA, a California corporation ("UMC USA") as of August 24, 2001 (the "AMENDMENT NO. 4 EFFECTIVE DATE"). All capitalized terms used in this Amendment No. 4 and not otherwise defined herein shall have the meaning defined in the Capacity Agreement.

                                    RECITALS

      Pursuant to mutually agreed terms, Sections 4.3 and 5.3 of the Capacity Agreement were amended on March 24, 2000 ("AMENDMENT NO. 1"). Section 4.1.1 of the Capacity Agreement was amended on or about September 25, 2000 ("AMENDMENT NO. 2"). Sections 3.2 and 3.4 of the Capacity Agreement were amended and a new
Section 6.1.1 was added to the Capacity Agreement on or about May 17, 2001 ("AMENDMENT NO. 3").

      The parties now desire to further amend and supplement the Capacity Agreement in accordance with the terms and conditions set forth herein to provide UMC USA the first right of refusal to certain of Conexant's advanced CMOS Requirements in consideration for specified Wafer credits and a revision of terms on the Deposit paid by Conexant to UMC USA under the Capacity Agreement remaining as of the Amendment No. 4 Effective Date.

                                 AMENDMENT NO. 4

The Capacity Agreement is amended as follows:

SECTION 1   DEFINITIONS

Delete Section 1.1 and substitute the following as new Section 1.1:

1.1 "AGREEMENT PERIOD" means the time period commencing upon the Amendment No. 4 Effective Date, and, if not extended by mutual agreement, ending on December 31, 2006, or upon earlier termination of this Agreement, whichever comes first.

Add the following as new definitions:

1.5 "CONEXANT'S ADVANCED CMOS REQUIREMENTS" means all [***] CMOS wafer requirements for Conexant [***].

1.6   [***]

1.7 "FOUNDRY AGREEMENT" shall mean that Agreement between UMC USA and Conexant dated July 27, 2000.

1.8   "BASE PRICE" shall mean [***].


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NEW SECTION 2A CONEXANT ADVANCED CMOS REQUIREMENTS, UPSIDE AND NEW TECHNOLOGY
ACCESS. The following new section is incorporated after Section 2:

2.A.  CONEXANT ADVANCED CMOS REQUIREMENTS, UPSIDE AND NEW TECHNOLOGY ACCESS.

2.A.1 This Section 2.A. applies only to Conexant's Advanced CMOS Requirements during the period ending (i) for [***] processes five years and three months after the Amendment No. 4 Effective Date and for [***] and below processes five years and six months after the Amendment No. 4 Effective Date, or (ii) upon the earlier termination of this Agreement and all benefits to a party under this
Section 2.A. are subject to compliance by that party with all material obligations to the other under this Agreement and under the Foundry Agreement.

2.A.2 Upon the qualification of the applicable manufacturing process(es) at UMC, Conexant agrees that it shall cease to run any further Advanced CMOS wafers [***] for Products to be manufactured with such process(es) at any Conexant Affiliate and/or at any Conexant owned, operated or joint ventured wafer fabrication facility, including without limitation at its Newport Beach, California fabrication facility ("Newport Beach").

2.A.3 Conexant agrees that its [***] products/designs which have been historically running at UMC shall continue to be supplied at either its Newport Beach facility or at UMC. In particular, subject to the terms of this Agreement, Conexant agrees that all [***] products/designs which have been taped out and/or made at any UMC facility shall not be transferred to any facility other than one owned or controlled by UMC, UMC Affiliates, and/or Conexant.

2.A.4 UMC and Conexant shall each exert their commercially reasonable best efforts to qualify Conexant Advanced CMOS Products in UMC fabrication facilities as soon as practically possible, provided that such qualification does not adversely materially impact Conexant's new product introduction schedule. In order to expedite the transition to UMC from other foundries, including Newport Beach, UMC shall provide [***] to Conexant one standard corner lot per new-to-UMC-product mask set and three standard process qualification lots per new process: (a) for [***] products for three months from the Amendment No. 4 Effective Date; and (b) for [***] products for six months from the Amendment No. 4 Effective Date.

2.A.5 Conexant will offer UMC USA a first right of refusal ("FROR") to fulfill [***] of Conexant's Advanced CMOS Requirements during the term of the Agreement. Subject to UMC's commercially reasonable best efforts to cooperate fully in the transition process, for [***] products, this FROR shall commence three months after the Amendment No. 4 Effective Date. For [***] products, the FROR shall commence six months after the Amendment No. 4 Effective Date. This FROR is subject to the following exceptions:

      (a) nothing in this Agreement will prohibit Conexant from purchasing Advanced CMOS wafers from third parties to the extent that and for the time in which UMC fails, or is unwilling or unable (for reasons other than a failure by Conexant to comply with the terms of this Agreement or of the Foundry Agreement), to fulfill Conexant's Advanced CMOS Requirements on time and at any time (provided however that this Clause 2.A.5(a) is subject to Section 2.A.7);

      (b) nothing in this Agreement will prohibit Philsar Semiconductor from purchasing CMOS wafers as required in order to comply with the agreement between Philsar Semiconductor Inc. (a wholly-owned subsidiary of Conexant) and IBM dated December 17, 1998;


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      (c)   nothing in this Agreement will prohibit Conexant from purchasing
            CMOS wafers produced by third parties to the extent required by contracts to which Conexant becomes a party as a result of a merger, acquisition or similar transaction or series of transactions, but only to the extent of the business acquired, and/or obtained in such a combination, and any natural growth of such business.

2.A.6 Subject to the provisions of this Agreement and the other requirements of the Foundry Agreement, Conexant will submit purchase orders to UMC USA for [***] of Conexant's Advanced CMOS Requirements. To exercise its right of first refusal, UMC USA must respond within the time allowed and in the manner stated under the Foundry Agreement for this work.

2.A.7 If at any time UMC (for reasons other than a failure by Conexant to comply with the terms of this Agreement or of the Foundry Agreement) (a) does not provide timely written acknowledgement to meet the delivery date requested for a specified type of CMOS wafer, (b) fails to timely deliver a specified type of CMOS wafer ordered by Conexant and agreed to be supplied by UMC, or (c) is otherwise unable or unwilling to fulfill Conexant's Advanced CMOS Requirements for a specified type of CMOS wafer, Conexant may, at its sole discretion, cancel any unfulfilled purchase order(s) for such specified type of CMOS wafers for the volumes involved and purchase some or all of Conexant's Advanced CMOS Requirements for such specified wafers and volumes from any supplier or suppliers for a period up to [***] from the date of establishment of such supplier or suppliers as an alternate CMOS wafer source. At the end of such [***] period, Conexant will transition Conexant's Advanced CMOS Requirements purchases for such specified type of CMOS wafer volumes back to UMC USA; provided that UMC USA agrees to accept the transition and pays any Transition Costs reasonably incurred by Conexant in such transition.

2.A.8 Notwithstanding anything to the contrary contained herein, Conexant shall not be obligated under this Agreement to split or divide production of product made with the same mask set amongst two or more different wafer fabrication facilities. For example, if UMC cannot meet Conexant's CMOS Requirements in the manner stated in this Agreement for a specific product, Conexant shall not be required to split the production of that product between UMC and a third party supplier. Rather, if commercially reasonable to do so, Conexant may source all relevant volumes of that specific product for which Conexant offered UMC a right of first refusal from third parties in the manner provided in this Agreement.

2.A.9 During the period of this Agreement, and subject to Conexant purchasing over the then most recent [***] a minimum of [***] of the average of the one year earlier forecasted demand by Conexant for the applicable Conexant's Advanced CMOS Requirements, UMC shall meet the then provided Conexant written forecasts for Conexant Advanced CMOS Requirements for the quarter commencing [***] after UMC's receipt of such forecast, with the understanding that this commitment shall extend on a rolling basis, quarter by quarter, on the terms described for the period stated. To the extent Conexant fails over the then most recent [***] to purchase such minimum, UMC's minimum commitment for Conexant's Advanced CMOS Requirements shall be the average over the applicable then most recently concluded [***]. During the period of this Agreement, and subject to Conexant compliance with its material obligations under this Agreement and its provision of reasonably accurate forecasts of actual demand, UMC agrees to perform its commercially reasonable best efforts to meet Conexant upside demand, and [***].

2.A.10 Conexant shall be entitled to select its vendor for mask making services from any UMC qualified source reasonably acceptable to Conexant.


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2.A.11      [***]

2.A.12 UMC at its own expense and cost, shall have the right to have an independent, certified public auditor (chosen from the following list: Arthur Andersen, Price Waterhouse-Cooper, KPMG, Ernst & Young, and Deloitte & Touche, and no more than once in each annual basis period during normal business hours) audit Conexant's books and records, subject to reasonable confidentiality provisions, for the prior four (4) quarters to ensure Conexant's compliance with this Clause 2.A. Conexant shall cooperate fully with all such reasonable audit requests. Both parties will review the results of the audit and determine the restitution, if any, within thirty (30) days after the completion of such audit, with the express understanding that if the audit shows any material shortfall by Conexant in its obligations with respect to such quantities, Conexant shall immediately repay to UMC-USA all wafer credits received/applied during such quarters.

SECTION 2 PRODUCTION OF FOUNDRY PRODUCT. The second sentence of Section 2.2 is hereby modified in its entirety to read: "The capacity guarantees and other promises made under this Agreement and Amendment No. 4 are personal to Conexant, and are nontransferable and nonassignable, except as otherwise expressly stated in this Agreement, as amended, and/or to a successor to all or substantially all of the business or assets of Conexant."

SECTION 3 DEPOSIT AND CREDITS.  The following new section is incorporated as
Section 3.7:

3.7 Subject to Conexant's compliance with its material obligations under this Agreement and the Foundry Agreement, the remaining Deposit shall be applied to:
[***] This Section 3.7 shall survive any termination of expiration of this Agreement.

SECTION 4 PRICING, CREDITS & TERMS. The following new sections are incorporated as Sections 4.4 and 4.5:

4.4. UMC-USA shall offer Conexant wafer credits against purchases of Conexant Advanced CMOS Requirements under the terms of the Foundry Agreement and this Amendment No. 4 in the manner described in this Section 4.4.

      4.4.1 Subject to Conexant's written certification that it met its obligations under Section 2.A above for the previous quarter, and that its forecasts meet those obligations for their applicable quarters, and commencing three months after the Amendment No. 4 Effective Date, and continuing for five years thereafter, UMC-USA shall offer Conexant wafer credits against purchase orders issued by Conexant for Conexant Advanced CMOS Requirements under this Amendment No. 4 in amounts as stated in 4.4.2 below.

      4.4.2 The amount of the wafer credit under this Amendment No. 4 shall be as set forth below.

                                         [***]

      4.4.3 The maximum wafer credit per wafer provided to Conexant shall be that provided in Section 3.7 plus that in Section 4.4.2. The wafer credits provided to Conexant under Section 4.4 and under Section 3.7 of the Agreement for a wafer cannot be combined or cumulated with any wafer credits from any other agreement between the parties or from any other source.

4.5   4.5.1 For all Conexant Advanced CMOS Requirements wafers purchased under this Agreement, UMC USA shall provide Conexant with a Base Price.


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      4.5.2 Conexant at its own expense and cost, reserves the right to have an independent, certified public auditor, chosen from the following list: Arthur Andersen, Price Waterhouse-Cooper, KPMG, Ernst & Young, and Deloitte & Touche, on an annual basis during normal business hours, to audit UMC's books and records, subject to reasonable confidentiality provisions, for the prior four (4) quarters to ensure UMC's compliance with this Base Price clause. UMC shall cooperate fully with all such reasonable audit requests. Both parties will review the audit and determine the restitution, if any, within thirty (30) days after the completion of such audit

SECTION 6 GENERAL. The first paragraph of Section 6.2 is modified as follows and the following new sections are hereby incorporated as Sections 6.4 and 6.5 and 6.6:

6.2 The terms and conditions of the Reciprocal Non-Disclosure Agreement Modified Exclusively for Conexant and dated December 31, 1998 are incorporated herein by reference. The terms of this Agreement, including any amendments thereto, are confidential and shall not be disclosed to any third party except:

6.4   6.4.1 [***]

      6.4.2 [***]

      6.4.3 [***]

6.5 Except as otherwise expressly provided in this Agreement, neither party shall assign or transfer this Agreement or all or any part of its rights or obligations hereunder, by operation of law or otherwise, without the prior written consent of the other party.

      6.5.1 Notwithstanding the foregoing, to the extent Conexant and UMC and UMC-USA agree that Conexant's Advanced CMOS Requirements can be served by a UMC Affiliate, capacity served by such Affiliate will be treated as if it were capacity served by UMC and UMC-USA pursuant to the terms of this Agreement.

      6.5.2 Notwithstanding the foregoing, Conexant may assign this Agreement in whole or in part, including any of its rights and obligations under this Agreement, (i) to [***]; to [***]; or to [***]. Any unauthorized assignment or transfer shall be null and void. This Agreement shall be binding upon and inure solely to the benefit of each party and its successors and permitted assigns.

6.6 The parties agree that for the first year after the Amendment No. 4 Effective Date, any material breach by either of them of their respective loading, pricing and/or support obligations under this Amendment No. 4 which is not corrected within 30 days of written notice of breach by the other, will impose damages on the non-breaching party in amounts which are difficult and/or impossible to measure and/or compensate. Accordingly, the parties agree that in such an instance, and subject to the dispute resolution mechanisms stated in the Capacity Agreement, the non-breaching party shall be entitled to the greater of a damage award of [***], provided however that if the injured party can prove damages in excess of [***], the injured party may elect instead to collect such actual damages. After the initial one year period from the Amendment No. 4 Effective Date, the non breaching party shall be entitled to its actual damages only for any uncured material breach of this Agreement.


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EFFECT OF AMENDMENT NO. 4.  All terms and conditions of the Capacity Agreement, as previously amended, shall remain in full force and effect, unless expressly supplemented, or modified by this Amendment No. 4. In the event of any inconsistency or conflict between the terms and conditions of this Amendment
No. 4 and the Capacity Agreement as amended by Amendment No. 1, Amendment No.
2, or Amendment No. 3, the terms and conditions of this Amendment No. 4 shall govern and control.

ENTIRE AGREEMENT. This Amendment No. 4, in conjunction with the Capacity Agreement and Amendment No. 1, Amendment No. 2, and Amendment No. 3, is the entire agreement between the parties with respect to the stated subject matters therein and supersedes all prior understandings and agreements with respect to these matters. This Amendment No. 4 may not be modified, except in writing signed by a duly authorized officer of each party, and no addition, deletion or modification shall be binding on a party unless expressly agreed to in a writing signed by an officer of that party.

IN WITNESS WHEREOF, the parties have authorized their undersigned representatives to sign this Amendment No. 4 and to bind them to its terms.



      CONEXANT SYSTEMS, INC.:



      /s/ Dwight W. Decker
      ------------------------------

      August 24, 2001



      UMC:



      /s/ [Signature Illegible]
      ------------------------------
      August 24, 2001



      UMC - USA:



      /s/ [Signature Illegible]
      ------------------------------
      August 24, 2001


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